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                                                                   Exhibit 99.5


                        SEVERANCE AGREEMENT AND RELEASE

         This Severance Agreement and Release (the "Agreement") is entered into effective as of the 18th day of January, 1996, between Robert B. Bunker (the "Employee") and Work Recovery, Inc., a Colorado corporation (the "Company").

         WHEREAS, the parties have agreed that it is in their respective best interests to terminate their employment relationship amicably and resolve all issues to their mutual satisfaction.

         NOW, THEREFORE, for and in consideration of the mutual promises and release and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

                 a. "Related Company Entities" shall mean the Company, all entities controlled by the Company, directly or indirectly, including without limitation Work Recovery Centers, Inc., Work Recovery Europe, Work Recovery Far East, New Concepts Corporation and all entities as to which any Related Company Entity or Entities owns not less than a 10% voting interest (including without limitation Work Recovery Pty., approximately 30 entities owned not less than 20% by Work Recovery Centers, Inc. and Tradesman Industries).

                 b. "Effective Date" shall mean the date when full time employment is concluded and Employee is notified by the President of the Company that Employee's full time employment is no longer required.

         2.      Compensation.

                 a. Severance Pay and Benefits. From and after the Effective Date, Employee will receive severance which will be one year's salary paid out over a period of thirty months, payable monthly in arrears on the last day of each month during such period, at the per annum rate of $120,000, with any unpaid amount payable in full if and when WRI reimburses the Team for its expenses through January 2, 1996. During the first twelve month period, the Company also shall provide the Employee with the health care and other benefits provided to the Company's senior executives; provided, however, that the aggregate amount of such other benefits (excluding health care benefits) shall not exceed 5% of the per annum severance pay specified above. The Company shall withhold from the Employee's





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severance pay all appropriate payroll taxes, customary withholdings, and such other amounts as are required by law.

                 b. Options. The Company, through its Compensation Committee and subject to the discretion of the Compensation Committee, shall reprice and extend the exercise period in respect of the stock options granted by the Company to the Employee such that the Employee shall have options to purchase 170,000 shares of the Company's Common Stock at an exercise price of $1.50 per share for a period expiring on the date two years following the Effective Date. The Employee acknowledges and agrees that such options shall replace all existing stock options held by the Employee (i.e., options to purchase 400,000 shares) and that the Employee shall have no rights pursuant to such existing options. Upon such repricing and extension of the exercise period, the Employee shall surrender to the Company all existing options and the Company shall issue to the Employee replacement options that are substantially the same as the options surrendered except that such replacement options shall evidence the new number of shares into which the options may be exercised, the new exercise price and the new exercise period. The Company agrees to use its best efforts to register the shares underlying such repriced options with the Securities and Exchange Commission no later than any such registration of warrants issued by the Company to the TEAM for New Management, L.L.C.

         3. Transition Services. From the Effective Date through the date that is one year after the effective date of this Agreement, the Employee will, upon reasonable notice and at such reasonable times as the Company may request,
(a) assist in the orderly transition of management control arising in connection with the Employee's separation from the Company and (b) make himself available to provide all requested information about the Related Company Entities and the Business. Notwithstanding the immediately preceding sentence, however, the Employee (i) shall not be obligated to provide any particular number of hours of assistance and (ii) shall be entitled to seek and accept other employment that is not in violation of Section 5 of this Agreement ("Acceptable Alternative Employment"). If the Employee accepts any Acceptable Alternative Employment, this will have no effect on the Employee's right to compensation pursuant to Section 2 of this Agreement.

         4. Resignation. The Employee hereby resigns, effective as of the date hereof, from all offices and director positions with the Related Company Entities. The Employee covenants not to interfere in the businesses of any of the Related Company Entities, not to represent himself as an officer, director, employee, agent, consultant or otherwise of any Related Company Entity, and not to solicit any customer or licensee of the Related Company Entities for purposes the effect of which would be to adversely impact the volume of business of such customer or licensee with the Related Company Entities.

         5. Noncompetition. For a period of three years from the date hereof, the Employee agrees not to engage, assist or participate in, directly or indirectly, whether as an employee, independent contractor, director, officer, employee, equity participant, debt holder or otherwise, any business or enterprise that is competitive in the relevant Geographic Area





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with the relevant portion of the Business of the Related Company Entities.  For
the purposes of this Agreement, the relevant portions of the Business and the relevant Geographic Areas are as follows:

                 a. ERGOS Business: Developing, manufacturing, licensing, selling and supporting machines, software and/or simulators that (i) provide work simulation for use in physical and functional capacities analysis, rehabilitation, work performance testing, job analysis, evaluation in connection with work conditioning and treatment programs, and/or ADA compliance (including, without limitation, all businesses in which the Related Company Entities' ERGOS Work Simulator competes (including areas in which products currently being developed by the Company will compete); and/or (ii) provide vocational interest assessment, vocational performance assessment and/or career exploration (including, without limitation, all business in which New Concepts Corp. competes (including areas in which products currently being developed by New Concepts Corp. will compete)).

                          ERGOS Geographic Area:  It is acknowledged that this
portion of the Business is being conducted on a nationwide and worldwide basis; accordingly, the relevant Geographic Area is nationwide and worldwide.

                 b. Testing Clinic Business: Owning and operating testing clinics that utilize machines, software and/or simulators described in
(a), above, whether same are provided by the Company Related Entities, the Employee or third parties.

                          Testing Clinic Geographic Area:  Within 250 miles of
each testing clinic of a Related Company Entity currently in operation or currently identified by a Related Company Entity as targeted for operation, it being acknowledged that testing clinics draw from a wide geographic area.

                 c. Vehicle Business: Development, manufacture and sale of easy-loading vans, trucks and trailers.

                          Vehicle Geographic Area:  It is acknowledged that
this portion of the Business is being conducted on a nationwide and worldwide basis; accordingly, the relevant Geographic Area is nationwide and worldwide.

         6. Enforceability of Certain Covenants. The Employee represents and warrants to and covenants with the Company as follows:

                 a. The covenants set forth in Sections 4 and 5 of this Agreement are reasonably necessary for the protection of the interest of the Company, are reasonable as to duration, scope and territory, and are not unreasonably restrictive of the Employee.

                 b. The Company's remedy at law for breach of any of the covenants set forth in Sections 4 and 5 of this Agreement will be inadequate. In addition to any other





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rights or remedies that the Company may have, the Company shall be entitled to injunctive relief.

                 c. Notwithstanding subsection 6(a), should any court determine that any covenants set forth in Section 4 or 5 of this Agreement are unreasonable as to duration, scope, or territory, the covenants shall be enforceable as provided herein with respect to such duration, scope and territory as the court determines to be reasonable.

         7. Trade Secret Agreement. The Employee acknowledges that he is a party to a Trade Secret Agreement dated February 8, 1994 (the "TSA") and represents, warrants, and covenants to the Company that the Employee is in full compliance with the terms of the TSA and that the Employee will continue to honor the terms of the TSA. The Employee further represents, warrants and covenants to the Company that the Employee does not own any proprietary rights or licenses, directly or indirectly, in any proprietary rights necessary or desirable for operation of the Businesses by the Related Company Entities, assigning to the Company (as if Inventions under the TSA) any and all rights whether or not such rights were developed before, during or after the employment of the Employee by the Company.

         8.      General Release by the Employee; Knowing and Voluntary Release.

                 a. In consideration of the promises and benefits provided under this Agreement, which the Employee acknowledges are sufficient consideration, the Employee (for himself, his agents, heirs, executors, administrators, and assigns) hereby knowingly and voluntarily releases, holds harmless and discharges the Related Company Entities and their respective shareholders, directors, officers, employees and agents, and all of their respective attorneys, accountants, insurers, agents, heirs, administrators, executors, successors and assigns (collectively, the "Released Parties") from any and all agreements, debts, claims, and causes of every kind or nature, known or unknown, that exist as of the date of this Agreement; provided, however, that the obligation of the Company to indemnify the Employee under the terms of the Company's Articles of Incorporation and Bylaws and the Indemnification Agreement between the Company and the Employee dated July 10, 1995 shall not be affected by this Agreement.

                 b. Without limiting the generality of the foregoing, the Employee knowingly and voluntarily releases all statutory, common law or equitable claims arising out of or related in any way to his employment with any Related Company Entity or the termination thereof. The Employee acknowledges that (i) he has read this Agreement and fully understands it to be binding and enforceable and a full and complete compromise, settlement and release of any claims referred to in Section 8(a) of this Agreement; (ii) he has entered into this Agreement on advice of legal counsel and of his own free will and accord without reliance on any representation, warranty or assurance of any kind or character; (iii) no oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist; (iv) he does not consider himself to be in a disparate bargaining position relative to the Company with respect to the matters covered by this Agreement; (v) his





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decision to terminate his employment with the Company and the Related Company
Entities was voluntary and not in any way coerced or the result of a forced resignation or constructive discharge; (vi) the Company has no obligations to the Employee with respect to compensation, bonuses, severance payments, allowances, pension or retirement benefits, vacation or sick leaven benefits or other employment benefits of whatever nature except as set forth in this Agreement; and (vii) the execution, delivery and performance of this Agreement by the Company shall not be construed as an admission of liability of any kind on the part of the Company.

         9. Agreement by Company Not to Assert Claims. The Company agrees not to assert against the Employee any claim existing as of the Effective Date except for (i) any claim alleging criminal misconduct or actions taken in bad faith to the material detriment of the Company or any Related Company Entity,
(ii) any claim alleging breach of this Agreement, or (iii) an answer or counterclaim to any claim by the Employee against the Company or any Related Company Entities or any of their respective directors, officers, employees, agents or affiliates.

         10. Representation and Warranty of the Employee. The Employee represents and warrants to the Company that he has no equity or debt interest in, and no contract with, any Related Company Entity other than his shares in the Company and his options as indicated in Section 2(b) of this Agreement.

         11. Voting Trust. The parties hereby agree to the establishment of a voting trust into which all of the Employee's capital stock in the Company, whether now owned or hereafter acquired, will be placed. The voting trustee shall be the President of the Company. The voting trustee will be required to vote the shares held in the voting trust in the same manner as all other shareholders vote their shares (excluding abstentions). Shares may be released from the voting trust only in the case of bona fide sales incident to broker's transactions. The parties agree to execute a voting trust agreement that incorporates the provisions of this Section 11. The voting trust agreement shall be in form reasonably satisfactory to the Company.

         12. Disparaging Remarks. Except in connection with the defense of any litigation initiated by the Company or a Related Company Entity against the Employee, the Employee agrees not to, either personally or through any agent, make any defamatory or disparaging remarks or statements to any third party about the Company or any Related Company Entity or any of their respective shareholders, directors, officers, employees or agents. Except in connection with the defense of any litigation initiated by the Employee, the Company agrees not to, either personally or through any agent, make any defamatory or disparaging remarks or statements to any third party about the Employee.

         13. Entire Agreement. This Agreement is the entire, integrated agreement of the parties and supersedes any and all prior and contemporaneous agreements, promises, representations, negotiations, and understandings of the parties, whether written or oral;





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provided, however, that this Agreement shall not supersede the Indemnification
Agreement between the Company and the Employee dated July 10, 1995.

         14. Modification and Waiver. No modification or amendment to this Agreement shall be effective unless in writing and signed by all parties to this Agreement. No waiver shall be effective unless in writing and executed by the party against whom enforcement of the waiver is sought.

         15. Attorneys' Fees and Costs. The parties agree that the prevailing party in any dispute or litigation arising under this Agreement shall be entitled to recover its reasonable attorneys' fees and costs from the non-prevailing party.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without giving effect to the conflict of law provisions thereof.

         17. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         18. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and enforceable against the parties and their respective successors, assigns, heirs and personal representatives. The Company's rights under this Agreement are hereby made expressly assignable by the Company.

         19. Interpretation. No provision of this Agreement shall be construed in favor of or against either party solely because that party (or its legal representative) drafted such provision.

         Dated:  January 18, 1996


                                            /s/Robert B. Bunker
                                            -------------------
                                            Robert B. Bunker


                                            WORK RECOVERY, INC., a
                                            Colorado corporation



                                            By:/s/ Linda J. Duncan
                                               -------------------
                                            Its: Senior Vice President





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